EXHIBIT 99.1

February 6, 2008

Securities and Exchange Commission
Washington, D.C. 20549

Commissioners:

We have read Secure America Acquisition Corporation’s statements included under Item 4.01 of its Form 8-K filed on February 6, 2008, and we agree with such statements concerning our firm.

/s/ Goldstein Golub Kessler LLP

GOLDSTEIN GOLUB KESSLER LLP